Exhibit 10.1
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                             2000 STOCK OPTION PLAN
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                               MONEYZONE.COM, INC.

                             2000 STOCK OPTION PLAN


         1. PURPOSE. The purpose of this 2000 Stock Option Plan is to advance the interests of MoneyZone.com by enabling officers, employees, directors and consultants of the Company and its Affiliates (as hereinafter defined) to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

         2. DEFINITIONS. For purposes of the Plan, capitalized terms used herein shall have the meanings ascribed thereto in this Section 2, or as otherwise defined elsewhere herein.

         (a) "Affiliate" means a corporation or other entity controlled directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

         (b) "Award" means an award granted to a Participant in the form of a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

         (c)      "Board" means the Board of Directors of the Company.

         (d)      "Cause" shall have the meaning set forth in Section 8.

         (e)      "Change in Control" shall have the meaning set forth in
Section 11.

         (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (g) "Commission" means the Securities and Exchange Commission or any successor agency.

         (h) "Committee" means the members of the Board appointed by the Board pursuant to Section 5.

         (i) "Common Stock" means common stock, $.15 par value per share of the Company.

         (j)      "Company" means MoneyZone.com, a Nevada corporation.

         (k) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

         (l) "Non-Employee Director" shall mean a director who qualifies as such under Rule 16b-3(b)(3), as promulgated under the Exchange Act, or as such term is defined under any successor rule adopted by the Commission.
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         (m)      "Effective Date" means the date described in Section 3 hereof.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (o) "Fair Market Value" means the last sale price of the Common Stock as of any given date described by the Board of Directors to be the date for determining the Fair Market Value or, if no sale occurred on such date, the average of the high and low reported bid prices for such date, in either case
(i) as reported by the principal securities exchange on which the Common Stock is then traded or quoted, or (ii) if not traded or quoted on such an exchange, then as reported by the Nasdaq National Market or the Nasdaq SmallCap Market (collectively, the "Nasdaq Markets"), or (iii) if neither reported by such an exchange nor the Nasdaq Markets, then as reported on the OTC Bulletin Board. If the Common Stock is not traded or quoted on or by any such exchange, Nasdaq Market or the OTC Bulletin Board, then the Fair Market Value shall be as determining in good faith by the Committee.

         (p) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of, and qualified as such under, Section 422 of the Code.

         (q) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (r) "Normal Retirement" means retirement from active employment with the Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee.

         (s) "Option Agreement" means the agreement evidencing and providing the governing terms and conditions of Stock Options.

         (t) "Option Period" means the time during which a Stock Option may be exercised.

         (u) "Optionee" means a Participant who has been granted Stock Options under this Plan.

         (v) "Participant" means an employee, director or consultant of the Company or of an Affiliate to whom an Award has been granted which has not terminated, expired or been fully exercised.

         (w) "Plan" means the MoneyZone.com 2000 Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

         (x) "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Common Stock, as determined by the Committee.

         (y) "Restrictions" means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Committee,

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which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

         (z) "Restricted Stock" means Common Stock the subject of an Award hereunder and on which are imposed one or more Restriction Periods and Restrictions whereby the rights to full enjoyment of the Common Stock so awarded are (i) conditioned upon the future performance of substantial services by any individual or (ii) otherwise subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, as amended.

         (aa) "Restricted Stock Agreement" means a written agreement between a Participant and the Company evidencing an Award of Restricted Stock.

         (bb) "Restricted Stock Award Date" means the date on which the Committee awarded Restricted Stock to the Participant.

         (cc) "Retirement" means Normal Retirement or early retirement if a defined benefit or 401(k) retirement plan of the Company provides for same.

         (dd) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

         (ee)     "Stock Appreciation Right" means a right granted under Section
9.

         (ff) "Stock Option" means an option to purchase Common Stock granted under Section 8.

         (gg) "Termination of Employment" means the termination of the Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate shall also be deemed to have incurred a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

         In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

         3. Effective Date. The Effective Date of the Plan shall be the date upon which the Plan is approved by the stockholders of the Company.

         4.       COMMON STOCK SUBJECT TO PLAN.

         (a) The total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 1,000,000 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         (b) If any shares of Common Stock subject to a Stock Option cease to be subject to a Stock Option, if any shares of Common Stock that are subject to any Award are forfeited or if any Award otherwise terminates without a distribution being made to the Participant in the form of Common Stock, such shares shall again be available for distribution in connection with Awards under the Plan. In addition, any stock purchased by a Participant upon exercise of a

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Stock Option as provided herein which is subsequently repurchased by the Company pursuant to the terms of the applicable Option Agreement may again be the subject of a Stock Option under the Plan.

         (c) In the event of any merger, reorganization, consolidation, recapitalization (including but not limited to the issuance of Common Stock or any securities convertible into Common Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Common Stock or other similar change in corporate or capital structure affecting the Common Stock, the Committee, as it deems necessary, shall make such equitable substitutions or adjustments to the aggregate number of shares reserved for issuance under the Plan, the number and Exercise Price applicable to Awards then outstanding; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

         5.       ADMINISTRATION OF THE PLAN.

         (a) COMMITTEE. The Plan shall be administered by the Committee or such other committee of the Board, composed of not less than two directors all of whom shall be Non-Employee Directors unless otherwise determined by the Board. Each member of the Committee shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board. The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. The Committee shall have plenary authority to grant Awards to persons eligible to be Participants as provided in Section 6. Subject to the provisions of the Plan, in addition to any other actions permitted or authorized hereunder, the Committee shall have the authority to:

         (i) select the officers, employees, directors and consultants to whom Awards may from time to time be granted;

         (ii) determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof are to be granted hereunder;

         (iii) determine the number of shares of Common Stock to be covered by each Award granted hereunder;

         (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Exercise Price, any vesting restrictions or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine);

         (v) adjust the terms and conditions, at any time or from time to time, of any Award, including with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

         (vi) determine under what circumstances an Award may be settled in cash or Common Stock;

         (vii)    determine Fair Market Value, as appropriate;

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         (viii)   substitute new Stock Options for previously granted Stock
Options, including previously granted Stock Options having higher Exercise
Prices;

         (ix) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable;

         (x) interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

         (xi)     and otherwise supervise the administration of the Plan.

         (b) Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or applicable law, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

         6. ELIGIBILITY. Officers, employees, directors and consultants of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company or its Affiliates are eligible to be granted Awards under the Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

         7. DURATION OF THE PLAN. The Plan shall terminate ten (10) years from the Effective Date specified in Section 3 of the Plan, unless terminated earlier pursuant to Section 12 hereof, and no Awards may be granted thereafter.

         8.       STOCK OPTIONS.

         (a) TYPES OF STOCK OPTIONS. Stock Options granted under the Plan may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant either or both of such Stock Options to any person eligible pursuant to Section 6 hereof (in each case with or without Stock Appreciation Rights); PROVIDED, HOWEVER, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that (i) any Stock Option is not designated as an Incentive Stock Option or (ii) any Stock Option that is designated as an Incentive Stock Option does not qualify as such, such Stock Option shall be a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any outstanding Incentive Stock Option under Section 422 of the Code.

         (b) DATE OF GRANT. The grant of a Stock Option pursuant to an Award shall be deemed to have occurred with respect to any Participant on the date when, after the Committee has by resolution (i) selected a person eligible to become a Participant, (ii) determined the number of shares of Common Stock to be subject to such Award and (iii) specified the terms and provisions of the Option Agreement evidencing such Award, the Company and the Participant each

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have duly executed a written copy of such Option Agreement which, among other things, will make appropriate arrangements with respect to the Company's tax withholding obligations.

         (c) OPTION AGREEMENTS. Awards of Stock Options shall be evidenced by Option Agreements, the terms and provisions of which may differ. An Option Agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. Option Agreements shall include the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

         (i) EXERCISE PRICE. The Exercise Price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Option Agreement, and shall be (i) in the case of Incentive Stock Options, not less than the Fair Market Value on the date of grant of the Common Stock subject to the Stock Option and (ii) in the case of Non-Qualified Stock Options, not less than 50% of the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

         (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after its date of grant and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after its date of grant.

         (iii) EXERCISABILITY. Subject to Section 12, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

         (iv) METHODS OF EXERCISE. Subject to the terms and conditions hereof and of the applicable Option Agreement, Stock Options may be exercised, in whole or in part, at any time during the Option period by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased subject to the Stock Option. The Exercise Price for the shares of Common Stock issuable upon exercise of Stock Options shall be paid within 10 business days after exercise either (A) in cash or by certified check
(B) in whole shares of Common Stock, (C) in a combination of cash and whole shares of Common Stock, or (D) in any other manner approved by the Committee; provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option shall be authorized only at the time the Stock Option is granted. In the discretion of the Committee, payment for any Common Stock subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of previously owned Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of a Stock Option shall be equal to the aggregate Fair Market Value of such shares on the date of exercise.

         (v) RIGHTS OF PARTICIPANT. A Participant shall have all of the rights of a stockholder of the Company holding the Common Stock (including, without limitation, if applicable, the right to vote the shares and the right to

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receive dividends) when and to the extent that such Participant (A) has given written notice of exercise (whether in whole or in part), (B) has paid in full the Exercise Price payable for such exercise and (C) holds such shares of Common Stock.

         (vi) NON-TRANSFERABILITY OF OPTIONS. Except as may otherwise be determined by the Committee, no Stock Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee (it being understood that the terms "holder" and "Optionee" for purposes of this paragraph
(vi) include the guardian and legal representative of the Optionee named in the Option Agreement and any person to whom a Stock Option is transferred by will or the laws of descent and distribution).

         (vii) TERMINATION BY DEATH. If an Optionee's employment terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of the shorter of (i) one year and one day (or such other period as the Committee may specify) from the date of death and
(ii) the date of expiration of the stated term of such Stock Option.

         (viii) TERMINATION BY REASON OF DISABILITY. If any Optionee's employment terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine, for a period of the shorter of (A) one year and one day (or such shorter period as the Committee may specify at grant) from the date of such termination and (B) the date of expiration of the stated term of such Stock Option; provided, however, that if the Optionee dies during such period, then any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of the shorter of (X) one year and one day (or such other period as the Committee may specify) from the date of such death and (Y) the date of expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (ix) OTHER TERMINATION. Subject to Section 11 and unless otherwise determined by the Committee, if there occurs a Termination of Employment of an Optionee without Cause (as hereinafter defined) and not at the volition of the Optionee for any reason other than the death or Disability of the Optionee, then any Stock Option held by such Optionee to the extent exercisable may be exercised until the end of the shorter period of (A) three months and one day from the date of such Termination of Employment and (B) the balance of the term of such Stock Option. Unless otherwise determined by the Committee, for the purposes of this Plan "Cause" shall have the same meaning as that set forth in any employment or severance agreement in effect between the Company and a Participant. Otherwise, it shall mean the conviction of the Optionee for committing a felony under federal law or the law of the state in which such action occurred, dishonesty in the course of fulfilling the Optionee's employment duties or willful and deliberate failure on the part of the Optionee to perform his employment duties in any material respect.

         (x) CASHING OUT OF OPTION. On receipt by the Company of written notice of exercise of a Stock Option, the Committee may, in its sole discretion,

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elect to cash out all or part of any Stock Option to be exercised by paying the
Optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the Stock Option over the Exercise Price times the number of shares of Common Stock subject to the option on the effective date of such cash out.

         9.       STOCK APPRECIATION RIGHTS.

         (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. A Stock Appreciation Right may be exercised by an Optionee in accordance with Section 9(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in Section 9(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

         (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 8 and this Section 9 or as may otherwise be determined by the Committee.

         (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, in each case equal in value to (A) the excess of the Fair Market Value of one share of Common Stock over the Exercise Price of the related Stock Option multiplied by (B) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right, in its sole discretion, to determine the form of payment.

         (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
Section 8(e).

         (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of determining the number of shares of Common Stock available for issuance under the Plan in accordance with
Section 5, but only to the extent of the number of shares resulting from dividing (A) the value of the Stock Appreciation Right at the time of exercise by (B) the Fair Market Value of one share of Common Stock.

         10. RESTRICTED STOCK AWARDS. Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

         (a) the form, terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

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         (b)      the Restricted Period for all or a portion of the Award;

         (c) the Restrictions applicable to the Award, including, without limitation, continuous employment with the Company for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

         (d) whether the Participant shall be paid dividends or other distributions in respect of any Restricted Stock as such may be declared and paid during the Restricted Period by the Company to the holders of Common Stock that is not Restricted Stock, or whether such shall be withheld by the Company for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and if so withheld, whether and at what rate interest shall be paid on such dividends and other distributions;

         (e) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; and

         (f) notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares as set forth in a Restricted Stock Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

         Upon an award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Restricted Stock. Such stock certificates shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

         11.      CHANGE OF CONTROL.

         (a) With respect to any and all Awards, upon the occurrence of a Change of Control (as hereinafter defined), the following shall result (together with any additional provisions as the Committee may determine at the time of grant of any given Award with respect to such Award):

         (i) any and all outstanding Options shall become immediately exercisable;

         (ii) the Restricted Period and Restrictions imposed on Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant to the extent determined by the Committee; and

         (iii) within fifteen (15) business days after the occurrence of a Change of Control, the certificates representing any vested Restricted Stock, without any restrictions or legend thereon, other than as required by law, shall be delivered to the Participant, and any dividends and distributions paid with respect to the Restricted Stock which were escrowed during the Restricted Period and any earnings thereon shall be paid to any Participant.

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         (b)      A "CHANGE OF CONTROL" shall occur when, in addition to the occurrence of such other events as the Committee may determine at the time of the grant of an Award, one or more of the following events occurs subsequent to the Effective Date:

         (i) any person or group (as such terms are defined in Sections 13(d) or 14(d)(2) of the Exchange Act) becomes, without the approval of a majority of the Continuing Directors (as hereinafter defined), the Beneficial Owner (as hereinafter defined), directly or indirectly, of Voting Stock (as hereinafter defined) representing twenty percent (20%) or more of the then outstanding Voting Stock; or

         (ii) the approval by the stockholders of (A) any agreement or plan of consolidation or merger in which the Company is not the continuing or surviving entity, or pursuant to which shares of Common Stock would be converted into cash, securities or other property (other than a merger in which the holders of Common Stock immediately prior to the consummation of such merger have their same respective proportion and ownership of common stock of the surviving entity after consummation of such merger), (B) any sale, lease, exchange or other transfer in one or more transactions or series of transactions of all or substantially all of the Company's assets, (C) the liquidation of the Company or (D) the disposal of the business (by whatever manner effected) of the Company for which the Participant principally performs his, her or its services; or

         (iii) the individuals who are Continuing Directors of the Company cease, without the approval of a majority of the Continuing Directors, for any reason to constitute at least a majority of the Board.

         (c) For purposes of this Section 11, the term "CONTINUING DIRECTOR" means (i) any member of the Board who is a member of the Board as of the Effective Date, or (ii) any person who subsequently becomes a member of the Board whose election or nomination for election to the Board is recommended or approved by a two-thirds majority of the Continuing Directors; the term "VOTING STOCK" means all capital stock of the Company which by its terms may be voted on all matters submitted to stockholders of the Company generally; and the term "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

         12.      AMENDMENTS AND TERMINATION.

         (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a Participant with respect to an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

         (b) The Committee may amend the terms of any Award and any Option Agreement or similar agreement pertaining to an Award, prospectively or retroactively, but no such amendment shall (i) impair the rights of any Participant with respect to an Award theretofore granted without such Participant's consent, except such an amendment made to cause the Plan or such Award to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify

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the Plan or such Award from the exemption provided by 16b-3. In addition, no such amendment shall be made without the approval of the Participant affected to the extent such approval is required by law or agreement. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Exercise Prices.

         (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and in tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

         13.      GENERAL PROVISIONS.

         (a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

         (b) The Plan shall not confer upon (i) any employee any right to an Award hereunder or to continued employment or (ii) any Participant who is not an employee any right to employment or to a continued relationship of the sort by virtue of which such Participant became eligible to receive Awards pursuant to Section 6 hereof. This Plan shall not be construed in such a way as to divest the Company or any Affiliate of its or their rights to terminate the employment of any employee at any time.

         (c) No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

         (d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant's death are to be paid.

         (e) Agreements entered into by and between the Company and any Participant relating to Awards, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan, shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

         (f) The Plan and all Awards made and actions taken hereunder and thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

         By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2000 Stock Option Plan of the Company.

DATED: July ___, 2002


                                       MONEYZONE.COM, INC.



                                       By /s/ RAYMOND A. BILLS
                                          --------------------------------------
                                          Raymond A. Bills, Authorized Officer

(SEAL)



By /s/ JOHN SHAFFER
   --------------------------------------
   John Shaffer, Secretary

                                       12